BOND FUNDS
                                QUARTERLY REPORT

                               DECEMBER 31, 1999


                               MONEY MARKET FUND
                        U.S. GOVERNMENT SECURITIES FUND
                              TAX-FREE INCOME FUND
                         MINNESOTA TAX-FREE INCOME FUND
                                   BOND FUND


                                     [LOGO]
                                SIT MUTUAL FUNDS
                                ----------------
                          THE INVESTMENT IS MUTUAL (SM)

                                www.sitfunds.com

                                SIT MUTUAL FUNDS
                           BOND FUNDS QUARTERLY REPORT
                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----

A Look at Sit Mutual Funds                                                 2

Chairman's Letter                                                          3

Performance Review                                                         4

FUND REVIEWS

         Money Market Fund                                                 6

         U.S. Government Securities Fund                                   8

         Tax-Free Income Fund                                             10

         Minnesota Tax-Free Income Fund                                   12

         Bond Fund                                                        14

         Results of the Shareholder Meeting                               16



This document must be preceded or accompanied by a Prospectus.

SIT MUTUAL FUNDS
A LOOK AT SIT MUTUAL FUNDS


                         A LOOK AT THE SIT MUTUAL FUNDS


     Sit Mutual funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $7 billion for some of America's largest corporations, foundations and endowments.

     Sit Mutual Funds are comprised of thirteen NO-LOAD funds. NO-LOAD means that Sit Mutual funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

     Sit Mutual Funds Offer:

          * Free telephone exchange
          * Dollar-cost averaging through an automatic investment plan
          * Electronic transfer for purchases and redemptions
          * Free check writing privileges on bond funds
          * Retirement accounts including IRAs and 401(k) plans

                              SIT FAMILY OF FUNDS

                                    [CHART]

STABILITY: SAFETY OF PRINCIPAL AND CURRENT INCOME
     * MONEY MARKET

INCOME: INCREASED INCOME
     * U.S. GOVERNMENT SECURITIES
     * TAX-FREE INCOME
     * MINNESOTA TAX-FREE INCOME
     * BOND

GROWTH: LONG-TERM CAPITAL APPRECIATION AND INCOME
     * BALANCED
     * LARGE CAP GROWTH
     * REGIONAL GROWTH

HIGH GROWTH: LONG-TERM CAPITAL APPRECIATION
     * MID CAP GROWTH
     * INTERNATIONAL GROWTH
     * SMALL CAP GROWTH
     * SCIENCE AND TECHNOLOGY GROWTH
     * DEVELOPING MARKETS GROWTH

                                     [LOGO]
                                SIT MUTUAL FUNDS
                                ----------------
                         THE INVESTMENT IS MUTUAL (SM)

        SIT MUTUAL FUNDS
[PHOTO] QUARTER ENDED DECEMBER 31, 1999
        CHAIRMAN'S LETTER

   Interest rates were in a steadily rising trend during 1999 as the economy grew at a faster than expected pace. In response, the Federal Reserve increased the federal funds rates 0.75% to 5.50% in a series of three moves during the year, fully reversing the three easing moves made in the fall of 1998. Overall, 1999 was the second worst year for the U.S. bond market (after 1994) and was the worst year ever for 30-year Treasury bonds. We expect bonds will be relatively more stable this year and will provide attractive returns for bond holders.

Economic Overview
   We expect that the domestic economy will grow at a real rate of 4.1% in 2000, roughly the same as in 1999. Our forecast is based on continued strength in personal consumption expenditures (PCE), which represent more than two-thirds of GDP, and continue to outpace personal income gains. The most common explanation for this phenomenon is the "wealth effect" created by rising asset prices and high job market confidence with unemployment at 4.1%, its lowest level in 30 years. The net impact of higher interest rates on residential investment is expected to be minor. If our growth forecast is achieved, it will represent our country's ninth year of economic expansion, an admirable record.
   Along with our growth forecast, we expect modestly higher inflation with the Consumer Price Index (CPI) averaging +2.6% in 2000, compared to +2.2% in 1999. Evidence of modest upward price pressures has primarily been commodity-related
(oil). Excluding food and energy, the "core" rates of both producer and consumer price inflation in the U.S. have been rising at about a +2.0% rate. Assuming that oil prices stabilize during the year, inflation should peak around +3.0% during the first quarter and then subside in the second half of the year.
   We believe the fiscal 2000 federal budget surplus will come in close to $180-185 billion, which is considerably higher than the Clinton administration's current forecast of $142.5 billion. President Clinton has advanced a number of spending plans focused on education and health care, while Republican presidential candidates are favoring a balanced package including tax cuts. We expect the U.S. dollar exchange rate will again trade in a narrow range relative to the basket of major currencies, but the trends of the euro and yen will most likely reverse those experienced in 1999.

Strategy Summary
   Now that Y2K concerns have abated, we believe that the Federal Reserve will continue tightening, starting with an additional 0.25% increase in the federal funds rate at the early February FOMC meeting. Another rate increase is likely in March and possibly again thereafter until some moderation in economic growth becomes evident. If inflation remains below +3.0%, we expect long-term interest rates to rise only modestly from their current level. We also believe they will reverse their rising trend with any sign of economic slowing. Our taxable bond funds were positioned conservatively for much of the year, a key reason for their strong relative results, and shorter duration sectors were the obvious winners. We feel it is now safe to underweight U.S. Treasuries and overweight all other sectors.
   In the municipal market, the rise in interest rates caused premium coupon bonds to extend in duration as they became current coupon or discount bonds, while current coupon and discount bonds saw further adjustments for potential capital gains taxes as their prices reached the de minimus threshold. Municipal bonds were also negatively impacted by diminished demand. Property and casualty insurers were net sellers during the year, and mutual funds became net sellers later in the year as shareholders took advantage of the opportunity to offset equity gains with bond market losses. Intermediate maturity municipals outperformed similar duration Treasuries, however, reflecting increased demand from individual buyers who returned as direct purchasers of municipals once yields topped 5.0%.
   Sector weightings had a mixed impact on municipal performance. The housing sector outperformed other revenue bond sectors, benefitting from its more stable price characteristics, higher income return and high credit quality as yield spreads for lower-rated credits widened. The hospital sector underperformed due to concerns over weakening operating trends, which we expect will stabilize. Our focus in this sector remains on hospitals with financial flexibility and which operate as dominant market providers. While the hospital sector also lagged in the bear market of 1994, it was the top performer in 1993, 1995, 1996 and 1997, and was the second-best performer in 1998. Although yield spreads could widen further as interest rates move higher, we believe that maintaining exposure to the sector over a full interest cycle will prove to be beneficial. As a whole, municipal bonds were cheaply valued on an after-tax basis for most of 1999 and remain so today. Given our economic outlook, bonds in the 8-year to 15-year maturity range offer the most attractive risk/reward opportunities.
   We believe our continued focus on high current income and relative stability of principal value will help provide positive incremental returns over longer-term periods. We appreciate your continued interest in the Sit Mutual Funds and look forward to helping you achieve your long-term investment goals.

With best wishes,


/s/ Eugene C. Sit
Eugene C. Sit, CFA
Chairman and Chief Investment Officer

SIT MUTUAL FUNDS
QUARTER ENDED DECEMBER 31, 1999
PERFORMANCE SUMMARY - BOND FUNDS

   Interest rates rose steadily during 1999 as the economy continued to expand. The Federal Reserve increased the federal funds rate a third time to 5.50% on November 16th for a total increase of 0.75% for the year. Rates were left unchanged at the December 21st FOMC meeting due to Y2K concerns. The 30-year Treasury bond yield rose by 0.42% during the quarter and 1.36% for the year, ending at 6.48% on December 31st. The taxable bond yield curve flattened significantly as 2-year to 10-year Treasury yields increased by approximately 1.75% during the year.
   Within the taxable bond market, shorter duration sectors outperformed longer duration sectors. Although the asset-backed sector has the shortest duration, the mortgage sector had the best return for 1999. Both sectors outperformed Treasuries and the corporate sector by more than 3.5%. The mortgage sector's success was primarily due to yield spread tightening as prepayment rates slowed from 1998's record pace. The corporate sector, which also benefitted from tightening yield spreads, outperformed Treasuries but still lost nearly 2.0% for the year due to its relatively longer duration. Overall, 1999 was the second worst year for the U.S. bond market (after 1994) and was the worst year ever for 30-year Treasury bonds.
   Municipal yields also rose, with the yield on the Bond Buyer 40-Bond Index rising 1.06% to 6.22% on December 31st. The municipal yield curve remains steeper than the taxable yield curve as shorter maturity municipal yields rose less. The relative yield ratio of long municipals to long Treasury bonds decreased from 101.3% to 96.0% during the year, yet municipal bonds remain cheaply valued on an after-tax basis.
   Municipal bond indices underperformed taxable bond indices due to their longer duration and lower income return. Increased demand from retail buyers helped intermediate maturity municipals outperform similar duration Treasury bonds. The housing sector was the best performing revenue bond sector, benefitting from its more stable price characteristics, higher income return and high credit quality. Hospital bonds underperformed due to increased credit concerns. While the hospital sector also lagged in the bear market of 1994, it was the top-performing revenue bond sector in 1993, 1995, 1996 and 1997, and the second-best-performing sector in 1998. Given our expectations that interest rates will continue to trend higher in the first half of the year, we believe municipals in the 8-year to 15-year maturity range offer the most attractive risk/reward opportunities.


                                          1990            1991

SIT MONEY MARKET FUND(1)                   --             --
SIT U.S. GOV'T. SECURITIES FUND           10.97%         12.87%
SIT TAX-FREE INCOME FUND                   7.29           9.25
SIT MINNESOTA TAX-FREE INCOME FUND         --             --
SIT BOND FUND                              --             --

3-MONTH U.S. TREASURY BILL INDEX           --             --
LEHMAN INTER. GOVERNMENT BOND INDEX        9.56          14.11
LEHMAN 5-YEAR MUNICIPAL BOND INDEX         7.70          11.41
LEHMAN AGGREGATE BOND INDEX                --             --



                                          NASDAQ
                                          SYMBOL      INCEPTION
                                          ------      ---------

SIT MONEY MARKET FUND                      SNIXX      11/01/93
SIT U.S. GOV'T. SECURITIES FUND            SNGVX      06/02/87
SIT TAX-FREE INCOME FUND                   SNTIX      09/29/88
SIT MINNESOTA TAX-FREE INCOME FUND         SMTFX      12/01/93
SIT BOND FUND                              SIBOX      12/01/93

3-MONTH U.S. TREASURY BILL INDEX                      11/01/93
LEHMAN INTER. GOVERNMENT BOND INDEX                   05/31/87
LEHMAN 5-YEAR MUNICIPAL BOND INDEX                    09/30/88
LEHMAN AGGREGATE BOND INDEX                           11/30/93


(1) Converted from Sit Investment Reserve Fund to Sit Money Market Fund on 11/1/93.

(2)  Period from Fund inception through calendar year-end.

(3) Based on the last 12 monthly distributions of net investment income and average NAV as of 12/31/99.

(4) Figure represents 7-day compound effective yield. The 7-day simple yield as of 12/31/99 was 5.22%.

(5) For individuals in the 28%, 31%, 36%, and 39.6% federal tax brackets, the federal tax equivalent yields are 7.69%, 8.03%, 8.66% and 9.17%, respectively (Income subject to state tax, if any).


TOTAL RETURN -- CALENDAR YEAR
                                                                                                    YIELD
                                                                                                    AS OF   DISTRIBUTION
        1992       1993      1994      1995        1996      1997         1998     1999            12/31/99    RATE (3)
         --        0.46%(2)  3.84%     5.58%       5.08%     5.22%        5.17%     4.79%          5.35%(4)
        5.43%      7.34      1.77     11.50        4.99      8.19         6.52      1.37           6.09        5.38%
        7.71      10.42     -0.63     12.86        5.69      9.87         6.29     -4.01           5.54(5)     5.00
         --        1.60(2)   0.63     11.90        5.89      8.19         6.14     -3.82           5.54(6)     4.96
         --        0.34(2)  -1.31     16.83        4.25      9.44         6.52     -0.34           6.54        5.78

         --        0.53(2)   4.47      5.98        5.27      5.32         5.01      4.88
        6.93       8.17     -1.75     14.41        4.06      7.72         8.49      0.49
        7.62       8.73     -1.28     11.65        4.22      6.38         5.84      0.74
         --        0.54(2)  -2.92     18.47        3.63      9.65         8.69     -0.82








                                                         AVERAGE ANNUAL TOTAL RETURNS FOR THE
          TOTAL RETURN                                      PERIODS ENDED DECEMBER 31, 1999
   QUARTER        SIX MONTHS                                                                   SINCE
ENDED 12/31/99  ENDED 12/31/99                   1 YEAR          5 YEARS       10 YEARS       INCEPTION
    1.29%               2.50%                      4.79%          5.17%           --            4.88%
    0.47                1.33                       1.37           6.46            7.03%         7.57
   -1.64               -3.23                      -4.01           5.98            6.36          6.59
   -2.24               -3.76                      -3.82           5.53            --            4.90
   -0.10                0.30                      -0.34           7.19            --            5.70

    1.30                2.52                       4.88           5.26            --            5.07
   -0.05                0.97                       0.49           6.93            7.10          7.51
    0.01                0.95                       0.74           5.71            6.23          6.39
   -0.12                0.56                      -0.82           7.73            --            5.89


(6) For Minnesota residents in the 28%, 31%, 36% and 39.6% federal tax brackets, the double exempt tax equivalent yields are 8.36%, 8.73%, 9.41% and 9.97%, respectively (Assumes the maximum Minnesota tax bracket of 8.0%).


PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS.

        SIT MONEY MARKET FUND
[PHOTO] QUARTER ENDED DECEMBER 31, 1999
        MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
        PAUL J. JUNGQUIST, CFA, SENIOR PORTFOLIO MANAGER


   The Sit Money Market Fund provided investors with a +1.29% return for the three months ended December 31, 1999 compared to a +1.22% average return for the Lipper Analytical Services Money Market Fund average. The Fund's performance ranked 98th of 363 funds in its Lipper peer group category for the fourth quarter of 1999. For the 1-year, 3-year, 5-year and since inception periods ended December 31, 1999, the Fund's performance ranked 74th of 339, 52nd of 274, 50th of 220 and 41st of 189 funds, respectively, in its Lipper peer group. As of December 31st, the Fund's 7-day compound yield was 5.35% and its average maturity was 21 days, compared to 4.98% and 28 days, respectively, on September 30th.
   The Federal Reserve Board increased the federal funds rate by 0.25% during the quarter to 5.50% in response to continued strong growth in the economy as well as tightness in labor markets. Three-month Treasury bill yields rose steadily over the past quarter, ranging from 4.8% in October to 5.5% in December, finishing at 5.32% on December 31st. Current yield levels imply that the market is expecting additional tightening by the Fed in the first quarter of 2000, probably at the early February FOMC meeting and perhaps at a subsequent meeting as well. Concerns about Y2K and tax-loss selling resulted in a substantial increase in the size of the Fund in the fourth quarter. The Fund shortened its average maturity as a result. Now that these unusual events are behind us, and given our outlook for interest rates, the Fund will try to lengthen its average maturity to take advantage of more attractive yields expected later in the quarter.
   The Fund has produced competitive returns by focusing on credit research, optimizing average maturity and avoiding the use of risky derivatives. We intend to continue these conservative policies. As domestic economic activity continues to be strong and global economic activity appears to be strengthening, we do not foresee a significant impact on the short-term creditworthiness of top-tier commercial paper issuers in general. Y2K problems were not disruptive to these top-tier commercial paper issuers. The Fund continues to diversify its core holdings and its industry exposure. In the months ahead, we plan to add top-tier credits in the financial services and consumer non-durable industries to our list of permissible holdings.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to achieve maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in short-term debt instruments which mature in 397 days or less and by maintaining a dollar-weighted portfolio maturity of 90 days or less.

     An investment in the Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

                   PORTFOLIO SUMMARY

Net Asset Value     12/31/99:     $  1.00 Per Share
                     9/30/99:     $  1.00 Per Share

            Total Net Assets:     $112.6   Million



      PORTFOLIO STRUCTURE
    (% OF TOTAL NET ASSETS)

Diversified Finance          15.3
Consumer Loan Finance        13.5
Energy                        9.3
Captive Auto Finance          8.9
Consumer Non-Durables         8.9
Captive Equip. Finance        7.8
U.S. Government               6.2
Auto Manufacturer             5.7
Utilities                     4.9
Banking                       3.1
Sectors Under 3.0%            4.8
Cash & Other Net Assets      11.6

                   AVERAGE ANNUAL TOTAL RETURNS*


              SIT MONEY       3-MONTH         LIPPER
               MARKET          U.S.            MONEY
                FUND       TREASURY BILL    MARKET AVG.
                ----       -------------    -----------
3 Month**       1.29%          1.30%            1.22%
1 Year          4.79           4.88             4.49
3 Year          5.06           5.07             4.78
5 Year          5.17           5.26             4.95
Inception       4.88           5.07             4.70
  (11/1/93)


                   CUMULATIVE TOTAL RETURNS*


              SIT MONEY       3-MONTH         LIPPER
               MARKET          U.S.            MONEY
                FUND       TREASURY BILL    MARKET AVG.
                ----       -------------    -----------
1 Year          4.79%          4.88%            4.49%
3 Year         15.96          16.00            15.04
5 Year         28.65          29.21            27.32
Inception      34.20          35.70            32.73
  (11/1/93)


*AS OF 12/31/99.                       **NOT ANNUALIZED.


-------
PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MONEY FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT A FUND WILL MAINTAIN A $1 SHARE VALUE. YIELD FLUCTUATES. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE 3-MONTH U.S. TREASURY BILL. THE LIPPER AVERAGES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000


[GRAPH]

The sum of $10,000 invested at inception (11/1/93) and held until 12/31/99 would have grown to $13,420 in the Fund or $13,570 in the 3-Month U.S. Treasury Bill assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                             (% OF TOTAL NET ASSETS)

LOWER OF MOODY'S, S&P,
FITCH OR DUFF & PHELPS
RATINGS USED.

[PIE CHART]

FIRST TIER SECURITIES         100%
SECOND TIER SECURITIES          0%

        SIT U.S. GOVERNMENT SECURITIES FUND
[PHOTO] QUARTER ENDED DECEMBER 31, 1999
        MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
        BRYCE A. DOTY, CFA, SENIOR PORTFOLIO MANAGER

   The Sit U.S. Government Securities Fund ranked #1 out of 179 funds in its Lipper U.S. Government fund universe for the year and exceeded the universe average return by +4.38%. The Fund provided investors with a 0.5% gain for the three months ended December 31st compared to a 0.1% loss for the Lehman Intermediate Government Bond Index. For the twelve months ending December 31st, the Fund's total return was +1.4% versus +0.5% for the Lehman Index. The Fund holds a 5-star overall rating by Morningstar(1) out of 1617 funds in the taxable bond category for the 3-year period ended December 31st.
   Bond yields rose significantly last quarter, which made 1999 the second worst year in bond market history. The Fund continued to focus on securities that offer high levels of interest income and relatively stable prices. The Fund's conservative strategy explains why it was one of few bond funds to achieve a positive return for the three- and twelve-month periods ending December 31st. The rise in interest rates continued to slow the rate of prepayments in the mortgage pass-through sector, which raised the yield the Fund earned on its mortgage holdings. As a result, mortgage pass-through holdings provided the highest source of return in the Fund for the quarter. Conversely, the rise in bond yields caused prices to decline significantly in the Fund's longer duration collateralized mortgage obligation and U.S. Treasury holdings. Rising interest rates, combined with lower mortgage refinancing activity, helped the Fund's 30-day SEC yield to climb from 5.25% on December 31, 1998 to 6.09% on December 31, 1999.
   Last quarter's rise in interest rates reflected that the recent economic strength shows few signs of weakening. Investors have become convinced that the Federal Reserve will raise short-term rates in February by at least 0.25%. We expect the Federal Reserve to raise short-term rates by at least 0.50% this year. If inflation remains below 3.0%, however, we expect long-term yields will rise only modestly from their current level. Also, we believe interest rates will reverse their rising trend with any hint of slowing economic growth. As a result, we intend to keep the Fund's duration near that of its benchmark and will continue to invest in securities that offer high levels of interest income.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the U.S. Government Securities Fund is to provide high current income and safety of principal, which it seeks to attain by investing solely in debt obligations issues, guaranteed or insured by the U.S. government or its agencies or its instrumentalities.
     Agency mortgage securities and U.S. Treasury securities will be the principal holdings in the Fund. The mortgage securities that the Fund will purchase consist of pass-through securities including those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Asociation
(FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).


                PORTFOLIO SUMMARY

    Net Asset Value 12/31/99:     $ 10.22 Per Share
                     9/30/99:     $ 10.32 Per Share
            Total Net Assets:     $151.1   Million
            30-day SEC Yield:        6.09%
  12-Month Distribution Rate:        5.38%
            Average Maturity:       15.0 Years
          Effective Duration:        3.1 Years(2)


(2) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.



           PORTFOLIO STRUCTURE
         (% OF TOTAL NET ASSETS)

[BAR CHART]

GNMA Pass-Through                            39.6
U.S. Treasury                                15.2
FHLMC Pass-Through                           15.0
Collateralized Mortgage Obligations          14.8
FNMA Pass-Through                            14.4
Cash & Other Net Assets                       1.0

             AVERAGE ANNUAL TOTAL RETURNS*

                SIT
             U.S. GOV'T.       LEHMAN         LIPPER
             SECURITIES    INTER. GOV'T.    U.S. GOV'T.
                FUND        BOND INDEX       FUND AVG.
                ----        ----------       ---------
3 Month**       0.47%         -0.05%           -0.66%
1 Year          1.37           0.49            -3.01
5 Year          6.46           6.93             6.52
10 Year         7.03           7.10             6.64
Inception       7.57           7.51             6.97
  (6/2/87)

               CUMULATIVE TOTAL RETURNS*

                SIT
             U.S. GOV'T.       LEHMAN         LIPPER
             SECURITIES    INTER. GOV'T.    U.S. GOV'T.
                FUND        BOND INDEX       FUND AVG.
                ----        ----------       ---------
1 Year          1.37%          0.49%           -3.01%
5 Year         36.76          39.81            37.16
10 Year        97.27          98.64            90.27
Inception     150.57         148.80           133.64
  (6/2/87)


*AS OF 12/31/99.                   **NOT ANNUALIZED.


----------

(1)Morningstar proprietary ratings reflect historical risk-adjusted performance through 12/31/99. These ratings are subject to change monthly and are calculated from the fund's 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. Ten percent of the funds in an investment category receive 5 stars. In the taxable bond category, Sit U.S. Government Securities Fund received a 5-star rating for the 3-year period out of 1617 funds, and a 4-star rating for the 5- and 10- year periods out of 1221 and 387 funds, respectively.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX. THE LIPPER AVERAGES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                                    [GRAPH]

The sum of $10,000 invested at inception (6/2/87) and held until 12/31/99 would have grown to $25,057 in the Fund or $24,880 in the Lehman Intermediate Government Bond Index assuming reinvestment of all dividends and capital gains.

                         ESTIMATED AVERAGE LIFE PROFILE

[BAR CHART]

The Adviser's estimates of the dollar weighted average life of the portfolio's securities, which may vary from their stated maturities.

0 - 1 Year           1.1%
1 - 5 Years         82.2%
5 - 10 Years        16.5%
10 - 20 Years        0.2%

        SIT U.S. TAX-FREE INCOME FUND
[PHOTO] QUARTER ENDED DECEMBER 31, 1999
        MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
        DEBRA A. SIT, CFA, SENIOR PORTFOLIO MANAGER

   Municipal bond yields were in a steadily rising trend during 1999 as the yield on the Bond Buyer 40-Bond Index rose by 1.13% from a low of 5.09% on January 29th to 6.22% on December 31st. The rise in interest rates resulted in lower market valuations for bonds and a decline in the Fund's price by $0.91, or 8.7%. That market value decline, combined with a +4.7% income return, resulted in a -4.01% total return for the year.
   Consistent with the rise in interest rates, the Fund's 30-day SEC yield rose from 4.58% at the beginning of the year to 5.54% at year-end. The rising interest rate trend caused the duration of bonds to lengthen, as bonds that were expected to be called under early refunding or mortgage prepayment provisions are now less likely to be refunded early.
   Given the rule-of-thumb that a 1.0% change in interest rates will result in a change in market value equivalent to the portfolio's duration, the decline in the Fund's price per share in 1999 can principally be explained by the portfolio's average duration. The Fund's implied duration lengthened from 7.0 years at the beginning of the year to 7.6 years at year-end and averaged 7.3 years.
   The municipal market, as represented by the Lehman Municipal Bond Index, lengthened in duration by 22.0%. In contrast, the Fund's duration lengthened by only 9.0% - less than half that of the broader market index. We have resisted the lengthening trend by selling some longer duration bonds and by purchasing some shorter and intermediate duration bonds. Both actions were designed to limit the Fund's price sensitivity.
   Sectors within the Fund had significant variation in annual return. Money market instruments provided the most favorable total returns of +3.1%. The worst performing sectors were the hospital health care sector, with a -5.8% total return, and the closed-end mutual funds sector, with a -10.5% total return.
   From September 30, 1998, when interest rates reached their low, to March 31, 1999, the Fund's total net assets grew from $684.8 million to $895.4 million due to substantial inflows from investors, but subsquent withdrawals have left current total net assets at $666.4 million. Throughout this time period, however, quality ratings and industry sector weightings have remained largely unchanged.

                       INVESTMENT OBJECTIVE AND STRATEGY

   The objective of the Tax-Free Income fund is to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital, by investing in investment-grade municipal securities.
     Such municipal securities generate interest that is exempt from regular federal income taxes. Of the municipal securities in which the Fund invests, 100% will be rated investment grade at time of purchase. The Adviser does not intend to invest in securities that generate interest income treated as a tax preference for alternative minimum taxable income puposes.


                    PORTFOLIO SUMMARY

    Net Asset Value 12/31/99:     $  9.55 Per Share
                     9/30/99:     $  9.84 Per Share
            Total Net Assets:     $666.4   Million
            30-day SEC Yield:        5.54%
        Tax Equivalent Yield:        9.17%(1)
  12-Month Distribution Rate:        5.00%
            Average Maturity:       18.0 Years
Duration to Estimated Avg. Life:     7.8 Years(2)
          Effective Duration:        7.6 Years(2)

(1) For individuals in the 39.6% federal tax bracket.
(2) See next page.


         PORTFOLIO STRUCTURE
       (% OF TOTAL NET ASSETS)

[BAR CHART]

Multifamily Mortgage Revenue       30.2
Hospital/Health Care Revenue       25.4
Single Family Mortgage Revenue     14.5
Other Revenue Bonds                10.6
Education/Student Loan              5.4
Closed-End Mutual Funds             4.8
Sectors Under 3.0%                  8.0
Cash & Other Net Assets             1.1

             AVERAGE ANNUAL TOTAL RETURNS*


                 SIT                        LIPPER
              TAX-FREE       LEHMAN         GENERAL
               INCOME     5-YEAR MUNI.    MUNI. BOND
                FUND       BOND INDEX      FUND AVG.
                ----       ----------      ---------
3 Month**      -1.64%         0.01%        -1.55%
1 Year         -4.01          0.74         -4.63
5 Year          5.98          5.71          5.77
10 Year         6.36          6.23          6.19
Inception       6.59          6.39          6.62
   (9/29/88)


               CUMULATIVE TOTAL RETURNS*

                 SIT                        LIPPER
              TAX-FREE        LEHMAN        GENERAL
               INCOME     5-YEAR MUNI.    MUNI. BOND
                FUND       BOND INDEX      FUND AVG.
                ----       ----------      ---------
1 Year         -4.01%         0.74%        -4.63%
5 Year         33.72         31.98         32.39
10 Year        85.24         82.93         82.38
Inception     105.15        100.84        105.70
  (9/29/88)

*AS OF 12/31/99.                     **NOT ANNUALIZED.



PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNI. BOND INDEX. THE LIPPER AVERAGES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.


                               GROWTH OF $10,000


[CHART]

The sum of $10,000 invested at inception (9/29/88) and held until 12/31/99 would have grown to $20,515 in the Fund or $20,084 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.


                                QUALITY RATINGS
                            (% OF TOTAL NET ASSETS)

LOWER OF MOODY'S, S&P,
FITCH OR DUFF & PHELPS
RATINGS USED.

[PIE CHART]

A                                  26.3%
AA                                 15.2%
AAA                                21.4%
Cash & Other Net Assets             1.1%
BBB                                36.0%


Total number of holdings: 470

        SIT MINNESOTA TAX-FREE INCOME FUND
[PHOTO] QUARTER ENDED DECEMBER 31, 1999
        MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
        DEBRA A. SIT, CFA, SENIOR PORTFOLIO MANAGER

   Municipal bond yields were in a steadily rising trend during 1999 as the yield on the Bond Buyer 40-Bond Index rose by 1.13% from a low of 5.09% on January 29th to 6.22% on December 31st. The rise in interest rates resulted in lower market valuations for bonds and a decline in the Fund's price by $0.90, or 8.5%. That market value decline, combined with a +4.7% income return, resulted in a -3.82% total return for the year.
   Consistent with the rise in interest rates, the Fund's 30-day SEC yield rose from 4.67% at the beginning of the year to 5.54% at year-end. The rising interest rate trend caused the duration of bonds to lengthen, as bonds that were expected to be called under early refunding or mortgage prepayment provisions are now less likely to be refunded early.
   Given the rule-of-thumb that a 1.0% change in interest rates will result in a change in market value equivalent to the portfolio's duration, the decline in the Fund's price per share in 1999 can principally be explained by the portfolio's average duration. The Fund's implied duration lengthened from 6.9 years at the beginning of the year to 7.4 years at year-end and averaged 7.2 years.
   The municipal market, as represented by the Lehman Municipal Bond Index, lengthened in duration by 22.0%. In contrast, the Fund's duration lengthened by only 7.2% - about one third of the broader market index. We have resisted the lengthening trend by selling some longer duration bonds and by purchasing some shorter and intermediate duration bonds. Both actions were designed to limit the Fund's price sensitivity.
   Sectors within the Fund had significant variation in annual return. Money market instruments provided the most favorable total returns of +3.2%. The worst performing sectors were the hospital health care sector, with a -5.2% total return, and the closed-end mutual funds sector, with a -11.1% total return.
   From September 30, 1998, when interest rates reached their low, to March 31, 1999, the Fund's total net assets grew from $194.3 million to $271.2 million due to substantial inflows from investors, but subsquent withdrawals have left current total net assets at $179.9 million. Throughout this time period, however, quality ratings and industry sector weightings have remained largely unchanged.


                       INVESTMENT OBJECTIVE AND STRATEGY


     The investment objective of the Minnesota Tax-Free Income Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.
     The Fund will endeavor to invest 100% of its assets in municipal securities, the income from which is exempt from federal regular income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax ("AMT"), up to 20% of the Fund's income may be alternative minimum taxable income.


                 PORTFOLIO SUMMARY


    Net Asset Value 12/31/99:     $  9.70 Per Share
                     9/30/99:     $ 10.06 Per Share
            Total Net Assets:     $179.9 Million
            30-day SEC Yield:        5.54%
        Tax Equivalent Yield:        9.97%(1)
  12-Month Distribution Rate:        4.96%
            Average Maturity:       19.4 Years
Duration to Estimated Avg. Life:     7.9 Years(2)
          Effective Duration:        7.4 Years(2)

(1) For individuals in the 39.6% federal tax and 8.0% MN tax brackets.
(2) See next page.

          PORTFOLIO STRUCTURE
        (% OF TOTAL NET ASSETS)

[BAR CHART]

Multifamily Mortgage Revenue                 42.6
Hospital/Health Care Revenue                 24.4
Single Family Mortgage Revenue                9.1
Other Revenue Bonds                           6.2
Industrial Revenue/Pollution Control          4.2
Lease                                         3.5
Education/Student Loan                        3.2
Sectors under 3.0%                            6.3
Cash & Other Net Assets                       0.5

                   AVERAGE ANNUAL TOTAL RETURNS*


                 SIT           LEHMAN         LIPPER
             MN TAX-FREE   5-YEAR MUNI.    MN MUNI. BOND
             INCOME FUND    BOND INDEX       FUND AVG.
             -----------    ----------       ---------
3 Month**      -2.24%          0.01%           -1.49%
1 Year         -3.82           0.74            -4.11
3 Year          3.36           4.29             3.04
5 Year          5.53           5.71             5.47
Inception       4.90           4.69             3.87
   (12/1/93)


                     CUMULATIVE TOTAL RETURNS*

                 SIT           LEHMAN         LIPPER
             MN TAX-FREE   5-YEAR MUNI.    MN MUNI. BOND
             INCOME FUND    BOND INDEX       FUND AVG.
             -----------    ----------       ---------
1 Year         -3.82%          0.74%           -4.11%
3 Year         10.44          13.42             9.40
5 Year         30.86          31.98            30.54
Inception      33.80          32.18            26.02
   (12/1/93)


*AS OF 12/31/99.                                               **NOT ANNUALIZED.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNICIPAL BOND INDEX. THE LIPPER AVERAGES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.


                               GROWTH OF $10,000

[CHART]

The sum of $10,000 invested at inception (12/1/93) and held until 12/31/99 would have grown to $13,380 in the Fund or $13,218 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.


            QUALITY RATINGS
         (% OF TOTAL NET ASSETS)

LOWER OF MOODY'S,
S&P, FITCH OR DUFF &
PHELPS RATINGS USED.

[PIE CHART]

A                            11.1%
AA                           13.6%
AAA                          22.0%
Cash & Other Net Assets       0.5%
Not Rated                    45.2%
BBB                           7.6%

ASSESSMENT OF
NON-RATED
SECURITIES

AAA        0.4
AA         0.3
A          3.6
BBB       27.3
BB        12.6
B          1.0
--------------
TOTAL     45.2

        SIT BOND FUND
[PHOTO] QUARTER ENDED DECEMBER 31, 1999
        MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
        BRYCE A. DOTY, CFA, SENIOR PORTFOLIO MANAGER

  The Sit Bond Fund provided investors with a -0.1% return for the three months ended December 31, 1999, compared to a -0.1% return for the Lehman Aggregate Bond Index. For the twelve months ending December 31st, the Fund's total return was -0.3% versus -0.8% for the Lehman Index. The Fund's 1999 return ranked it in the top 25% of its Lipper Intermediate Investment Grade Bond Fund universe and in the top 30% for the 5-year period.
  Bond yields rose significantly last quarter which made 1999 the second worst year in bond market history. The rise in interest rates continued to slow the rate of prepayments in the mortgage pass-through sector, which raised the yield that the Fund earned on its mortgage holdings. As a result, mortgage pass-through holdings provided the highest source of return in the Fund for the quarter. Conversely, the rise in bond yields caused prices to decline significantly in the Fund's longer duration collateralized mortgage obligation and U.S. Treasury holdings. Rising interest rates, combined with lower mortgage refinancing activity, helped the Fund's 30-day SEC yield to climb from 5.25% on December 31, 1998 to 6.54% on December 31,1999.
  Most of the activity in the Fund occurred early in the quarter, when the Fund reduced its U.S. Treasury holdings and increased its weighting in corporate securities. This shift was made to take advantage of relatively higher yields offered by corporate securities due to Y2K concerns. In fact, September marked the end of five months of weakness for most sectors as investors anticipated concerns of illiquidity at year-end. The Fund's corporate purchases were also an attempt to beat the rush of investor demand as the desire for yield began to outweigh the desire for quality.
  Last quarter's rise in interest rates reflected that the recent economic strength shows few signs of weakening. Investors have become convinced that the Federal Reserve will raise short-term rates in February by at least 0.25%. We expect the Federal Reserve to raise short-term rates by at least 0.50% this year. If inflation remains below 3.0%, however, we expect that long-term yields will rise only modestly from their current level. Also, we believe interest rates will reverse their rising trend with any hint of slowing economic growth. As a result, we intend to keep the Fund's duration near that of its benchmark and will continue to invest in securities that offer attractive total return opportunities.


                       INVESTMENT OBJECTIVE AND STRATEGY

     The investment objective of the Fund is to maximize total return, consistent with preservation of capital. The Fund pursues this objective by investing in a diversified portfolio of fixed-income securities.
     The Fund will pursue its objective by investing in a diversified portfolio or fixed-income securities which include, but are not limited to, the following:
U.S. government securities; corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities.


                PORTFOLIO SUMMARY

    Net Asset Value 12/31/99:      $ 9.46 Per Share
                     9/30/99:      $ 9.64 Per Share
            Total Net Assets:      $12.4  Million
            30-day SEC Yield:        6.54%
  12-Month Distribution Rate:        5.78%
            Average Maturity:       16.7 Years
          Effective Duration:        5.0 Years(1)

(1) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.

            PORTFOLIO STRUCTURE
          (% OF TOTAL NET ASSETS)

[BAR CHART]

Corporate Bonds & Notes                      31.5
Mortgage Pass Through                        25.5
U.S. Treasury                                18.9
Asset-Backed Securities                      12.2
Closed-End Mutual Funds                       4.5
Collateralized Mortgage Obligations           4.1
Cash & Other Net Assets                       3.3

            AVERAGE ANNUAL TOTAL RETURNS*

                                           LIPPER INTER.
                  SIT          LEHMAN       INVESTMENT
                 BOND        AGGREGATE      GRADE BOND
                 FUND       BOND INDEX       FUND AVG.
                 ----       ----------       ---------
3 Month**        -0.10%        -0.12%          -0.20%
1 Year           -0.34         -0.82           -1.31
3 Year            5.12          5.73            4.83
5 Year            7.19          7.73            6.81
Inception         5.70          5.89            5.07
   (12/1/93)


            CUMULATIVE TOTAL RETURNS*


                                           LIPPER INTER.
                  SIT          LEHMAN       INVESTMENT
                 BOND        AGGREGATE      GRADE BOND
                 FUND       BOND INDEX       FUND AVG.
                 ----       ----------       ---------
1 Year           -0.34%        -0.82%          -1.31%
3 Year           16.18         18.20           15.19
5 Year           41.50         45.12           39.02
Inception        40.12         41.65           35.10
   (12/1/93)

*AS OF 12/31/99.                      **NOT ANNUALIZED.


PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX. THE LIPPER AVERAGES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

[CHART]

The sum of $10,000 invested at inception (12/1/93) and held until 12/31/99 would have grown to $14,012 in the Fund or $14,165 in the Lehman Aggregate Bond Index assuming reinvestment of all dividends and capital gains.


                    QUALITY RATINGS
                (% OF TOTAL NET ASSETS)

[PIE CHART]

LOWER OF MOODY'S
OR S&P RATING USED.

U.S. Government                              18.9%
Government Agency Backed Securities          25.5%
AAA                                          20.1%
AA                                            2.9%
A                                            16.7%
BBB                                          12.6%
Cash & Other Net Assets                       3.3%

SIT MUTUAL FUNDS
RESULTS OF SHAREHOLDER MEETING

The annual meeting of the shareholders of the Funds was held on October 26, 1999. Directors elected by the shareholders at the meeting were as follows:
Eugene C. Sit, Peter L. Mitchelson, William E. Frenzel, John E. Hulse, Sidney L. Jones, and Donald W. Phillips for all Funds and Michael C. Brilley for the Sit Bond Funds only.

The matters voted on by the shareholders of record as of August 25, 1999 and the results of the shareholders' vote at the October 26, 1999 meeting were as follows:

1.       Election of Directors:
                                                         For       Withheld
                                                         ---       --------
         Eugene C. Sit
                U.S. Government Securities         7,942,278         46,800
                Money Market                      50,549,200        138,529
                Tax-Free Income                   47,843,299        406,167
                MN Tax-Free Income                14,695,955         68,166
                Bond                                 983,959          1,127

         William E. Frenzel
                U.S. Government Securities         7,923,090         65,988
                Money Market                      50,453,644        234,085
                Tax-Free Income                   47,769,840        479,626
                MN Tax-Free Income                14,693,288         70,833
                Bond                                 983,959          1,127

         John E. Hulse
                U.S. Government Securities         7,938,497         50,581
                Money Market                      50,549,200        138,529
                Tax-Free Income                   47,797,621        461,845
                MN Tax-Free Income                14,693,012         71,109
                Bond                                 983,959          1,127

         Sidney L. Jones
                U.S. Government Securities         7,937,809         51,269
                Money Market                      50,548,084        139,645
                Tax-Free Income                   47,824,024        425,442
                MN Tax-Free Income                14,694,797         69,324
                Bond                                 983,959          1,127

                                                         For       Withheld
                                                         ---       --------
         Peter L. Mitchelson
                U.S. Government Securities         7,937,331         51,747
                Money Market                      50,549,200        138,529
                Tax-Free Income                   47,832,998        416,469
                MN Tax-Free Income                14,695,617         68,504
                Bond                                 983,959          1,127

         Donald W. Phillips
                U.S. Government Securities         7,941,726         47,352
                Money Market                      50,549,200        138,529
                Tax-Free Income                   47,797,787        451,679
                MN Tax-Free Income                14,695,617         68,504
                Bond                                 983,959          1,127

         Michael C. Brilley
                U.S. Government Securities         7,936,077         53,001
                Money Market                      50,549,200        138,529
                Tax-Free Income                   47,809,132        440,334
                MN Tax-Free Income                14,694,558         69,563
                Bond                                 983,959          1,127

2.       Ratification of KPMG LLP as independent auditors for the Funds:

                                              For    Against    Abstain
                                              ---    -------    -------
         U.S. Government Securities     7,912,744     21,200     55,134
         Money Market                  50,351,799          0    335,930
         Tax-Free Income               47,602,709    291,933    354,824
         MN Tax-Free Income            14,628,623     27,193    108,305
         Bond                             982,679          0      2,407

Directors:
                         Eugene C. Sit, CFA
                         Peter L. Mitchelson, CFA
                         Michael C. Brilley
                         John E. Hulse
                         Sidney L. Jones
                         Donald W. Phillips
                         William E. Frenzel

Director Emeritus:
                         Melvin C. Bahle

Bond Funds Officers:
                         Eugene C. Sit, CFA            Chairman
                         Peter L. Mitchelson, CFA      Vice Chairman
                         Mary K. Stern, CFA            President
                         Michael C. Brilley            Senior Vice President
                         Debra A. Sit, CFA             Vice President - Investments, Assistant Treasurer
                         Bryce A. Doty, CFA(1)         Vice President - Investments
                         Paul J. Jungquist, CFA(2)     Vice President - Investments
                         Michael P. Eckert             Vice President
                         Michael J. Radmer             Secretary
                         Paul E. Rasmussen             Vice President & Treasurer
                         Carla J. Rose                 Assistant Secretary


(1)  Bond and U.S. Government Securities Funds only.
(2)  Money Market Fund only.

QUARTERLY REPORT BOND FUNDS

Quarter Ended December 31, 1999


INVESTMENT ADVISER

Sit Investment Associates, Inc.
4600 Norwest Center
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580


DISTRIBUTOR

SIA Securities Corp.
4600 Norwest Center
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580


CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60675


TRANSFER AGENT AND
DISBURSING AGENT

First Data Investor Services
P.O. Box 5166
Westboro, MA 01581-5166


AUDITORS

KPMG LLP
4200 Norwest Center
Minneapolis, MN 55402


LEGAL COUNSEL

Dorsey & Whitney LLP
220 South Sixth Street
Minneapolis, MN 55402


INVESTMENT SUB-ADVISER

(Developing Markets Growth Fund and
International Growth Fund)
Sit/Kim International Investment Associates, Inc.
4600 Norwest Center
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580


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                                SIT MUTUAL FUNDS
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                          THE INVESTMENT IS MUTUAL(SM)